Exhibit 10.1

Loan Nos. 197235, 197356, and 203357

SEVENTH AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT

This **SEVENTH AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT** (this "**Amendment**"), made on this March 31, 2025 (the "**Effective Date**") by and among ALICO, INC., a Florida corporation ("**Alico**") , ALICO LAND DEVELOPMENT, INC., a Florida corporation, and ALICO FRUIT COMPANY, LLC, a Florida limited liability company (jointly and severally, the "**Borrower**") and METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation ("**Servicer**" or "**MetLife**"), as lender ("**Lender**"), and as servicer, pursuant to that certain Co-Lending Agreement dated December 1, 2014, between MetLife and NEW ENGLAND LIFE INSURANCE COMPANY, a Massachusetts corporation ("**NEL**") as co-lenders (collectively, the "**Co-Lenders**"), as amended by that certain Amended and Restated Co-Lending Agreement dated September 17, 2024 (as amended and restated, the "**Co-Lending Agreement**").

RECITALS:

WHEREAS, Co-Lenders and Borrower entered into that certain First Amended and Restated Credit Agreement dated December 1, 2014, as amended by that certain Amendment to First Amended and Restated Credit Agreement dated February 1, 2015, as amended by that certain Second Amendment to First Amended and Restated Credit Agreement dated August 12, 2015, as amended by that certain Third Amendment to First Amended and Restated Credit Agreement dated November 4, 2016, as amended by that certain Fourth Amendment to First Amended and Restated Credit Agreement dated October 2, 2019, as amended by that certain Fifth Amendment to First Amended and Restated Credit Agreement dated May 1, 2021, as amended by that certain Sixth Amendment First Amended and Restated Credit Agreement dated September 17, 2024 (collectively, the "**Credit Agreement**");

WHEREAS, the Borrower has requested a modification to the Credit Agreement and Co-Lenders have agreed pursuant to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing recitals, the mutual covenants of the parties hereto, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Co-Lender hereby covenant and agree as of the Effective Date as follows:

1. **Defined Terms**. Any capitalized terms not otherwise defined herein shall have the same meaning as set forth in Credit Agreement.

2. **Credit Agreement Terms.** From and after the Effective Date, the Credit Agreement is hereby amended as follows:

a) Pari Passu. The following is hereby added as a new Section 1.10 of the Credit Agreement:

The Notes are pari passu and all regularly scheduled interest payments shall be applied pro rata toward each of the Notes without preference of one over another. Provided no Event of Default exists, all payments from Borrower other than regularly scheduled payments shall be applied to the Notes as directed by Borrower. In connection with any unscheduled mandatory prepayments and/or during the existence of any Event of Default, all payments from Borrower other than regularly scheduled payments shall be applied to the Notes on a pro rata basis as determined by the outstanding balance of each of the Notes as of the date of application of such payment. The provisions of this paragraph shall govern over any contrary provisions of the Notes. In addition, in connection with any mandatory unscheduled prepayment, Lender may, in its sole discretion, by written notice to Borrower, suppress the Third Amended and Restated RLOC Note by an amount equal to or less than the mandatory prepayment amount applied to the Third Amended and Restated RLOC Note.

b) Financial Reporting. Section 4.1 is hereby amended (i) to delete the period at the end of subsection (c) and replace the period with a semicolon followed by the word "and", and (ii) to add the following new subsection (d):

(d) Within fifteen (15) days prior to the end of each fiscal quarter (or such shorter period as agreed by Lender in its reasonable discretion), Lender shall receive from Borrower a schedule of the immediately following calendar quarter Third Amended and Restated RLOC Note disbursement requests and any planned principal paydown(s) (the "Next Quarter RLOC Draw Amount"), which such schedule may be updated from time to time by Borrower in consultation with Lender.

c) Affirmative Covenants. Section 7.5(a)(2) of the Credit Agreement shall be deleted in its entirety and replaced with the following:

"Catastrophic insurance coverage ("**CAT Coverage**") on all citrus trees and crops constituting any part of the Security for the 2025/26 growing season ("**Crop and Tree Insurance**"); and"

d) Restrictive Covenants.

a. Sections 8.1 Debt Service Coverage, 8.2 Tangible Net Worth, 8.3 Current Ratio, and 8.4 Debt to Total Assets Ratio of the Credit Agreement are hereby deleted in their entirety. Lender shall reserve the right to require additional financial covenants as determined reasonably necessary from time to time based upon Borrower's change in use and operation of the real property securing the Loans.

b. LTV Covenant.

i. The third (3rd) sentence in Section 8.10 is hereby amended and restated as follows:

For purposes of this Section 8.10, Lender may inspect and revalue the Security quarterly and shall notify Borrower in writing when, in Lender's reasonable determination, Borrower is in breach of the LTV Covenant.

ii. Section 8.10 is hereby further amended to add the following sentence to the end of the section:

If, after receiving any request for partial release of the Property from the Mortgage from Borrower, Lender determines, in its sole and absolute discretion, that the Borrower is in breach of the LTV Covenant, or would be after giving pro forma effect to the partial release, then, Lender may elect to suppress the availability of the Third Amended and Restated RLOC Note, either in whole, or to an amount below which the LTV Covenant may be satisfied ("**LTV RLOC Suppression**"). Upon Lender's notice to Borrower of an LTV RLOC Suppression due to a breach of the LTV Covenant, Borrower may elect to undertake its rights and obligations as set forth in the LTV Covenant provisions as set forth in this Section 8.10. The Third Amended and Restated RLOC Note shall remain suppressed until such time as Lender determines that either the LTV Covenant is satisfied, or future requests for partial release shall not cause the Third Amended and Restated RLOC Note to be suppressed. Lender may elect to suppress, release and re-suppress the Third Amended and Restated RLOC Note at any time during the term of the Loan when conditions for suppression exist. In connection with any mandatory unscheduled Prepayment, Lender may, in its sole discretion, by written notice to Borrower, suppress the Third Amended and Restated RLOC Note by an amount equal to or less than the mandatory Prepayment amount applied to the RLOC.

c. Quarterly Liquidity Covenant.

i. The following definitions shall be added to Section 9 as additional definitions:

"**Minimum Liquidity Requirement**" shall mean cash or cash equivalents in an amount equal to 1.5 multiplied by the cumulative sum of (i) the scheduled principal and interest payments due under Notes and all other indebtedness for

borrowed money (excluding for the avoidance of any doubt any capitalized lease obligations) which may be due and payable by Borrower during the immediately following 12 month period (the "**Forward Payment Period**"), plus (ii) the prorated scheduled principal and interest payments due during the Forward Payment Period for the (x) Next Quarter RLOC Draw Amount, and (y) any unscheduled disbursements under the Third Amended and Restated RLOC Note requested by Borrower that have not been reported for the then applicable Next Quarter RLOC Draw Amount. As of the date of this Amendment, there are not any scheduled principal payments under any RLOC Note.

"Liquidity Requirement" means, as of the date of determination thereof, the Current Assets of Alico and its subsidiaries as determined on a consolidated basis minus the Current Liabilities of Alico and its subsidiaries as determined on a consolidated basis shall equal or exceed the Minimum Liquidity Requirement, in each case as determined by Alico in accordance with GAAP

d. The following is added as a new Section 8.11 of the Credit Agreement:

Quarterly Liquidity Covenant. Borrower shall at all times maintain Current Assets in such a manner to comply with the Liquidity Requirement; which shall be tested as of the last day of each fiscal quarter and in connection with an unscheduled disbursement under the Third Amended and Restated RLOC Note, which shall be tested using the most recently publicly reported quarterly financial statements of Alico on pro forma basis giving effect to the sources and uses of such unscheduled disbursement. If Borrower fails to meet the Liquidity Requirement in connection with any scheduled or unscheduled disbursement under the Third Amended and Restated RLOC Note, then Borrower shall be permitted to cure the Quarterly Liquidity Covenant.

e) Definitions. The definition of "Tangible Net Worth" is hereby deleted in its entirety.

3. **General Amendment of Credit Agreement**. This Amendment shall become effective and in full force and effect on the Effective Date and the Credit Agreement and this Amendment shall be deemed to constitute one document and shall be construed together as a single instrument. This Amendment is a Loan Document. The Credit Agreement is hereby amended to make the recitations and contents thereof consistent with the recitations and terms of this Amendment, and is further amended to provide that each reference to the Credit Agreement or to "this Agreement", "hereunder", "hereof", or words of like import and to any defined terms in the Credit Agreement

and this Amendment and in each and all of the Loan Documents, including, without limitation, by means of words like "thereunder", "thereof" and words of like import, shall be deemed and construed to refer to the Credit Agreement and such defined terms as amended by this Amendment and are hereby modified accordingly, and all references herein and in the Credit Agreement and the other Loan Documents and to such defined terms, shall hereafter be references to such terms as they are modified and amended in the manner described and defined in this Second Amendment, or as required to be consistent therewith.

4. **Borrower's Representations**. As of the date hereof, Borrower represents and warrants Borrower has no claims, defenses or offsets with respect to the outstanding balance owing on the Agreement or other Loan Documents, and there is no event of default under the Agreement or other Loan Documents.

5. **Reaffirmation**. All other terms, conditions, covenants and agreement of the Borrower as set forth in the Loan Documents which are not expressly amended, deleted or otherwise modified herein shall remain in full force and effect. Borrower hereby reaffirms for the benefit of Lender, each and every of the terms and provisions of the Agreement and the other Loan Documents.

[*Signature pages to follow*]

IN WITNESS WHEREOF, this Amendment has been duly executed effective as of the day and year specified at the beginning hereof.

SERVICER/LENDER:

METLIFE REAL ESTATE LENDING LLC, a Delaware limited liability company

By: MetLife Investment Management, LLC, its investment manager

By: ____________________
Name:
Its: Authorized Signatory and Senior Director

CO-LENDER:

NEW ENGLAND LIFE INSURANCE COMPANY, a Massachusetts corporation

By: MetLife Investment Management, LLC, its investment manager

By: ____________________
Name:
Its: Authorized Signatory and Senior Director

BORROWER:

ALICO, INC.,
a Florida corporation

By: [signature]
Name: John E. Kiernan, President and CEO

ALICO, LAND DEVLOPMENT INC.,
a Florida corporation

By: [signature]
Name: John E. Kiernan, President and CEO

ALICO FRUIT COMPANY, LLC,
a Florida limited liability company

By: Alico, Inc.,
its sole Member

By: [signature]
Name: John E. Kiernan, President and CEO

IN WITNESS WHEREOF, this Amendment has been duly executed effective as of the day and year specified at the beginning hereof.

SERVICER/LENDER:

METLIFE REAL ESTATE LENDING LLC, a Delaware limited liability company

By: MetLife Investment Management, LLC, its investment manager

By: [signature]
Name: Jonathan B. Dressler
Its: Authorized Signatory and Managing Director

CO-LENDER:

NEW ENGLAND LIFE INSURANCE COMPANY, a Massachusetts corporation

By: MetLife Investment Management, LLC, its investment manager

By: [signature]
Name: Jonathan B. Dressler
Its: Authorized Signatory and Managing Director

BORROWER:

ALICO, INC.,
a Florida corporation

By: ____________________
Name: John E. Kiernan, President and CEO

ALICO, LAND DEVLOPMENT INC.,
a Florida corporation

By: ____________________
Name: John E. Kiernan, President and CEO

ALICO FRUIT COMPANY, LLC,
a Florida limited liability company

By: Alico, Inc.,
its sole Member

By: ____________________
Name: John E. Kiernan, President and CEO

AFFIRMATION OF GUARANTY

The undersigned hereby affirm and restate their personal obligations to Lender, as modified by, and hereby consent to this Seventh Amendment to First Amended and Restated Credit Agreement, absolutely and unconditionally guarantying the obligations of Borrower under the Note (as defined in the Credit Agreement). Furthermore, as of the date hereof the undersigned guarantors declare that they have no rights of setoff, counterclaims, defenses or causes of action of any kind against Lender, and to the extent any such rights of setoff, counterclaims, defenses or other causes of action exist whether known or unknown, there are hereby waived by the undersigned.

GUARANTOR:

ALICO PLANT WORLD, L.L.C.,
a Florida limited liability company

By: [signature]
Name: John E. Kiernan, Manager

ALICO CITRUS NURSERY, LLC,
a Florida limited liability company

By: Alico, Inc.,
its sole Member

By: [signature]
Name: John E. Kiernan, President and CEO

734 CITRUS HOLDINGS, LLC,
d/b/a Silver Nip,
a Florida limited liability company

By: Alico, Inc.,
its sole Manager

By: [signature]
Name: John E. Kiernan, President and CEO

734 CO-OP GROVES, LLC,
a Florida limited liability company

By: Alico, Inc.,
its sole Manager

By: [signature]
Name: John E. Kiernan, President and CEO

734 HARVEST, LLC,
a Florida limited liability company

By: Alico, Inc.,
its sole Manager

By: [signature]
Name: John E. Kiernan, President and CEO

734 LNC GROVES, LLC,
a Florida limited liability company

By: Alico, Inc.,
its sole Manager

By: [signature]
Name: John E. Kiernan, President and CEO

734 BLP GROVES, LLC,
a Florida limited liability company

By: Alico, Inc.,
its sole Manager

By: /s/ John E. Kiernan
Name: John E. Kiernan, President and CEO

ALICO CHEMICAL SALES, LLC,
a Florida limited liability company

By: /s/ John E. Kiernan
Name: John E. Kiernan, Manager